MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-2
September 1, 2002 through September 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables					$749,838,665.05
B.	Level Pay Pool Balance of the Initial Receivables	$605,915,902.60
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables						$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Initial Balance				$94,169,000.00
		b.	Note Interest Rate			1.84260%
		c.	Noteholders' Final Scheduled Payment
			Date					June 16, 2003
	2.	Class A-2
		a.	Initial Balance				$279,000,000.00
		b.	Note Interest Rate			2.640%
		c.	Noteholders' Final Scheduled Payment
			Date					June 15, 2005
		d.	Class A Allocation Percentage		86.70%
	3.	Class A-3
		a.	Initial Balance				$181,000,000.00
		b.	Note Interest Rate			3.670%
		c.	Noteholders' Final Scheduled Payment
			Date					July 17, 2006
		d.	Class A Allocation Percentage		86.70%
	4.	Class A-4
		a.	Initial Balance				$227,500,000.00
		b.	Note Interest Rate			4.3000%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class A Allocation Percentage		86.70%
	5.	Class B
		a.	Initial Balance				$69,535,000.00
		b.	Note Interest Rate			4.670%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class B Allocation Percentage		8.77%
	6.	Class C
		a.	Initial Balance				$35,966,000.00
		b.	Note Interest Rate			5.550%
		c.	Noteholders' Final Scheduled Payment
			Date					March 15, 2010
		d.	Class C Allocation Percentage		4.54%
E.	Certificates Initial Balance				$71,933,046.52
F.	Servicing Fee Rate 					1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period				0.25%
G.	Weighted Average Coupon (WAC) of the Initial
	Receivables						7.804%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)				60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)				60
J.	Number of Initial Receivables				29,771
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage
		of Initial Pool					4.25%
	2.	Reserve Account Deposit on the Closing
		Date						$30,572,895.42
	3.	Specified Reserve Balance Percentage		4.25%
L.	Yield Supplement Account Deposit on the Closing
	Date							$4,745,504.50
M.	Yield Supplement Over Collateralization Balance on
	Closing Date						$30,476,419.88
N.	Adjusted Principal Balance of Initial Receivables	$719,362,245.17
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)				$239,740,801.35
	2.	Initial Closing Date				June 19, 2002
	3.	End of Pre-Funding Period			16-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount				1.25%
	5.	Negative Carry Account Initial Deposit		$2,346,941.20

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance					$966,532,117.92
B.	Level Payment Pool Balance				$787,486,820.81
C.	Last Scheduled Payment Pool Balance			$179,045,297.11
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance		$60,732,645.43
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	2.	Class A-2
		a.	Prior Month Note Balance		$279,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	3.	Class A-3
		a.	Prior Month Note Balance		$181,000,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	4.	Class A-4
		a.	Prior Month Note Balance		$227,500,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	5.	Class B
		a.	Prior Month Note Balance		$69,535,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
	6.	Class C
		a.	Prior Month Note Balance		$35,966,000.00
		b.	Interest Carryover Shortfall		0.00
		c.	Principal Carryover Shortfall		0.00
E.	Certificate Balance					$71,933,046.52
F.	Reserve Account Balance					$40,761,879.48
G.	Yield Supplement Account Balance			$5,075,053.76
H.	Payahead Account Balance				$91,317.33
I.	Yield Supplement Over Collateralization Balance 	$34,702,285.01
J.	Pre-Funding Account Balance				$0.00
K. 	Negative Carry Account Balance				$0.00
L.	Deferred Receivables					$297,706,561.34
M.	Cumulative Losses for All Prior Periods			$612,096.91
N.	Weighted Average Coupon (WAC)				7.970%
O.	Weighted Average Remaining Term to Maturity  (WAM) 	57.15
P	Number of Contracts					39,318
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction			336,725.97
	2.	Prepayments in Full				55,075.30
	3.	Repurchased Receivables Principal 		0.00
	4.	Repurchased Receivables Interest		0.00
B.	Total Collections for Precomputed Contracts 		381,095.09
C.	Precomputed Contracts - Principal on Last Scheduled
	Payments
	1.	Collected Principal				0.00
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Paid in
		Full Prior to Month of Maturity			0.00
	5.	Last Scheduled Payment Principal Due on
		Loans Matured This Month			0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction				10,759,527.79
	2.	Collected Principal				10,753,430.32
	3.	Collected Interest				3,849,563.07
	4.	Repurchased Receivables Principal 		0.00
	5.	Repurchased Receivables Interest		0.00
E.	Simple Interest Contracts - Principal on Last
	Scheduled Payments
	1.	Collected Principal				416,810.98
	2.	Repurchased Receivables Principal 		0.00
	3.	Repurchased Receivables Interest		0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity			416,810.98
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month				0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 			818,073.89
	2.	Specified Yield Supplement Account Balance	4,186,926.67
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period	0.00
G.	Yield Supplement Over Collateralization			33,428,869.41
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances
			(or payments due prior to
			Cutoff Date)				54,314.41
		b.	Current Month Actuarial Advances 	27,473.62
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff
			Date)					16,506.52
		d.	Ending Actuarial Advances (or payments
			due prior to Cutoff Date)		65,281.51
	2.	Precomputed Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advances				0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances 			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	3.	Simple Interest Loans - Last Scheduled
		Payment Advances
		a.	Beginning Last Scheduled Payment
			Advances				0.00
		b.	Current Month Last Scheduled Payment
			Advance					0.00
		c.	Reimbursement of Last Scheduled
			Payment Advances			0.00
		d.	Ending Last Scheduled Payment
			Advances				0.00
	4.	Net Servicer Advances 				10,967.10
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account
		Balance						(17,670.14)
	2.	Payahead Balance of Loans Defaulted this
		Period						0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period			0.00
	4.	Ending Payahead Balance 			73,647.19
J.	Rule of 78s Payment					0.01
K.	Weighted Average Coupon of Remaining  Portfolio
	(WAC)							7.968%
L.	Weighted Average Remaining Maturity (WAM)		56.53
M.	Remaining Number of Receivables				39,026
N.	Delinquent Contracts	Contracts	Amount
	1.	30-59 Days
		Delinquent	1,631 	4.18%	38,724,050.08 	4.07%
	2.	60-89 Days
		Delinquent	544 	1.39%	13,141,496.44 	1.38%
	3.	90 Days or more
		Delinquent	423 	1.08%	10,340,619.35 	1.09%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	262 				4,914,392.30
	2.	Loans Defaulted During
		the Month	122
	3.	Level Payment Principal Balance of
		Defaulted Receivables				2,367,158.34
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables				689,062.11
	5.	Level Payment Liquidation Proceeds		312,804.77
	6.	Last Scheduled Payment Liquidation Proceeds	1,847.78
	7.	Recoveries of Level Payment and Last
		Scheduled Payment on Previously Defaulted
		Receivables					7,893.93
P.	Pool Balances
	1.	Total Pool Balance				951,907,757.43
	2.	Level Pay Pool Balance				773,968,333.41
	3.	Last Scheduled Payment Pool Balance		177,939,424.02
	4.	Deferred Receivables				284,396,190.45
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance				0.00
	2.	Last Scheduled Payment Balance			0.00
	3.	Total Principal Balance				0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income			44,532.40
B.	Collection Account Investment Income			14,597.54
C.	Payahead Account Investment Income			90.07
D.	Yield Supplement Account Investment Income		5,995.30
E.	Pre-Funding Account Investment Income			0.00
F.	Negative Carry Account Investment Income		0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 				381,095.09
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)			10,753,430.32
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 			3,849,563.07
		Subtotal					14,984,088.48

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)					416,810.98
C.	Net Change in Payahead Account Balance 			17,670.14
D.	Net Liquidation Proceeds and Recoveries Received 	322,546.48
E.	Principal and Interest on Purchased or Repurchased
	Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 			(0.01)
G.	Net Servicer Advances/(Reimbursements) 			10,967.10
H.	Yield Supplement Amount 				818,073.89
I.	Net Investment Earning on the Pre-Funding Account	0.00
J.	Negative Carry Amount 					0.00
K.	Remaining Pre-Funded Amount Due to Noteholders		0.00
L.	Available Funds						$16,570,157.06

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period		0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This
			Period					0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold This
			Period					N/A
		4.	Subsequent Transfer Date for
			Subsequent Receivables Sold This
			Period					N/A
		5.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		7.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is $100,000
		or greater)					16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount		0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period		0.00
		3.	Deposit to Reserve Account for
			Subsequent Receivables Sold This
			Period					0.00
		4.	Deposit to Yield Supplement Account
			for Subsequent Receivables Sold This
			Period					0.00
		5.	Deposit to Payahead Account for
			Subsequent Receivables Sold This
			Period					0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders				0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)	0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this
			Period					0.00
			b.  Pre-Funded Amount (excl. Reserve
			& Yield Supplement Amount)		0.00
			c.  Pre-Funded Percentage		0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount			0.00
			e.  Negative Carry Amount for the
			Current Period				0.00
		2.	Calculation Maximum Negative
			Carry Amount
			a.  Weighted Average Rate based
			on Ending Note Balances			0.0000%
			b.  Note Percentage based on Ending
			Note Balances				0.00%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period	0
			d.  Maximum Negative Carry Amount	0.00
		3.	Required Negative Carry Account
			Balance					0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance			210,099,237.40
		2.	Last Scheduled Payment Balance		36,403,758.98
		3.	Total					246,502,996.38
	F.	Total Initial and Subsequent Receivables Sold
		as of Related Cutoff Dates
		1.	Level Pay				816,015,140.00
		2.	Last Scheduled				180,326,521.43
		3.	Total					996,341,661.43
	G.	Specified Reserve Balance			40,761,879.48

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal			13,350,944.89
	2.	Principal Carrryover Shortfall			0.00
	3.	Total Principal Distribution Amount		13,350,944.89
B.	Total Required Payment
	1.	Total Servicing Fee  				619,376.83
	2.	Accrued Note Interest  Due
		a.	Class A-1				90,146.48
		b.  	Class A-2				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Accrued Note Interest		2,509,662.93
	3.	Principal Distribution Amount Due
		a.	Class A-1 				13,350,944.89
		b.  	Class A-2 				0.00
		c. 	Class A-3				0.00
		d.	Class A-4				0.00
		e.	Class B 				0.00
		f.	Class C					0.00
		g.	Total Principal Distribution Amount	13,350,944.89
	4.	Total Required Payment 				16,479,984.65
	5.	Available Funds					16,570,157.06
	6.	Reserve Account TRP Draw Amount			0.00
	7.	Total Available Funds				$16,479,984.65
C.	Current Period Payments
	1.	Servicing Fee paid				619,376.83
	2.	Interest Paid
		a.	Class A-1 				90,146.48
		b.  	Class A-2 				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Interest Paid			2,509,662.93
	3.	Remaining Available Funds			13,350,944.89
	4.	Principal Payments
		a.	Class A-1 				13,350,944.89
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Payments		13,350,944.89
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Interest Carryover Shortfall	0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 				0.00
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Principal Carryover Shortfall	0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance		40,761,879.48
	3.	Plus: Reserve Account Investment Income		44,532.40
	4.	Less: Reserve Account Advance Draw Amount	0.00
	5.	Less: Reserve Account TRP Draw Amount		0.00
	6.	Reserve Account Balance before Deposit to
		Reserve Account					40,806,411.88
	7.	Specified Reserve Account Balance		40,761,879.48
	8.	Amount Necessary to Reinstate Reserve Account
		to Specified Reserve Balance 			0.00
	9.	Funds Available for Deposit to Reserve
		Account						90,172.41
	10.	Amount Deposited to Reserve Account		0.00
	11.	Reserve Account Investment Income Released
		to Seller					44,532.40
	12.	Ending Reserve Account Balance			40,761,879.48
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal
		Payment						90,172.41
	2.	Accelerated Principal Payments			0.00
		a.	Class A-1 				90,172.41
		b.  	Class A-2 				0.00
		c. 	Class A-3 				0.00
		d.	Class A-4				0.00
		e.	Class B					0.00
		f.	Class C					0.00
		g.	Total Turbo Principal Distribution
			Amount					90,172.41
F.	Excess Funds Deposited to Certificate Distribution
	Account							0.00
G.	Total Distributions					$16,570,157.06


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A.	Balances and Principal Factors	of Period	of Period
	1.	Total Pool Balance	$966,532,117.92	$951,907,757.43
	2.	Total Pool Factor	1.2889868 	1.2694834
	3.	Level Payment Pool
		Balance			787,486,820.81 	773,968,333.41
	4.	Level Payment Pool
		Factor			1.2996636 	1.2773527
	5.	Last Scheduled Payment
		Pool Balance		179,045,297.11 	177,939,424.02
	6.	Note Balance
		a.	Class A-1 	60,732,645.43 	47,291,528.13
		b.  	Class A-2 	279,000,000.00 	279,000,000.00
		c. 	Class A-3 	181,000,000.00 	181,000,000.00
		d.	Class A-4	227,500,000.00 	227,500,000.00
		e.	Class B		69,535,000.00 	69,535,000.00
		f.	Class C		35,966,000.00 	35,966,000.00
		g.	Total		853,733,645.43 	840,292,528.13
	7.	Pool Factor
		a.	Class A-1 	0.6449325 	0.5021985
		b.  	Class A-2 	1.0000000 	1.0000000
		c. 	Class A-3 	1.0000000 	1.0000000
		d.	Class A-4	1.0000000 	1.0000000
		e.	Class B		1.0000000 	1.0000000
		f.	Class C		1.0000000 	1.0000000
	8.	Certificate Balance	71,933,046.52 	71,933,046.52
	9.	Certificate Pool
		Factor			1.0000000 	1.0000000
	10.	Total Note and
		Certificate Balance	925,666,691.95	912,225,574.65
	11.	Yield Supplement Over
		Collatralization	34,702,285.01	33,428,869.41

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		7.970% 		7.968%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	57.15 		56.53
	3.	Remaining Number of
		Receivables		39,318 		39,026

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			2,741,567.90
B.	Realized Losses for Collection Period Less
	Recoveries						2,733,673.97
C.	Cumulative Losses for all Periods  			3,345,770.88
D	Delinquent and Repossessed Contracts
				Contracts	Amount
	1.	30-59 Days
		Delinquent	1,631 	4.18%	$38,724,050.08 	4.07%
	2.	60-89 Days
		Delinquent	544 	1.39%	$13,141,496.44 	1.38%
	3.	90 Days or more
		Delinquent	423 	1.08%	$10,340,619.35 	1.09%
	4.	Vehicles Repossessed
		During Collection
		Period		262 		$4,914,392.30


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		0.10%
	2.	Preceding Collection Period			0.10%
	3.	Current Collection Period 			0.10%
	4.	Three Month Average 				0.10%

B.	Annualized Net Loss					3.39%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the
	Collection Period.
	1.	Second Preceding Collection Period		0.68%
	2.	Preceding Collection Period			1.65%
	3.	Current Collection Period 			2.43%
	4.	Three Month Average 				1.59%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			15,723,445.94
	2.	Yield Supplement Amount from MMCA		818,073.89
	3.	Net Servicer Advances (if positive) 		10,967.10
	4.	Reserve Account Draw for Total Required
		Payment 					0.00
	5.	Deposit from Payahead Account  			17,670.14
	6.	Collection Account Investment Income  		14,597.54
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				0.00
	8.	Transfer of Net Earnings on Pre-Funding
		Account						0.00
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period			0.00
	10.	Total Transfers Into Collection Account		$16,584,754.61
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			619,376.83
		b.	Rule of 78's Payment			0.01
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior to
			Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				619,376.84

	2.	Total Required Payment Distributed (Net of
		Total Servicing Fee)				15,860,607.82
	3.	Turbo Principal Payment Distributed		90,172.41
	4.	Deposit to Payahead Account 			0.00
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	14,597.54
		c.	Total to Certificate Distribution
			Account					14,597.54
	7.	Total Transfers from Collection Account		$16,584,754.61

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			40,761,879.48
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		44,532.40
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	4.	Total Transfers Into Reserve Account		44,532.40
C.	Total Transfers In and Beginning Balance		$40,806,411.88
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					44,532.40
	4.	Total Transfers From Reserve Account		44,532.40
E.	Ending Balance						40,761,879.48
F.	Total Distributions and Ending Balance			$40,806,411.88

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			91,317.33
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection
		Account 					0.00
	2.	Payahead Account Investment Income 		90.07
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				0.00
	4.	Total Transfers Into Payahead Account		90.07
C.	Total Transfers In and Beginning Balance		$91,407.40
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	17,670.14
	2.	Transfer Investment Income to Servicer 		90.07
	3.	Total Transfers From Payahead Account		17,760.21
E.	Payahead Account Ending Balance 			73,647.19
F.	Total Distributions and Ending Balance			$91,407.40

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		5,075,053.76
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	5,995.30
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			0.00
	3.	Total Transfers Into Yield Supplement Account	5,995.30
C.	Total Transfers and Beginning Balance  			$5,081,049.06
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	5,995.30
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	888,127.09
	4.	Total Transfers From Yield Supplement Account	894,122.39
E.	Specified Yield Supplement Account Ending Balance 	4,186,926.67
F.	Total Distributions and Ending Balance			$5,081,049.06

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed
		(less Servicing Fee & Net Swap Pmt) from
		Collection Acct					15,860,607.82
	2.	Turbo Principal Payment Distributed from
		Collection Account				90,172.41
	3.	Total Transfers Into Note Payment Account	15,950,780.23
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				13,531,263.78
		b.  	Class A-2 				613,800.00
		c. 	Class A-3 				553,558.33
		d.	Class A-4				815,208.33
		e.	Class B					270,607.04
		f.	Class C					166,342.75
		g.	Total Payments to Noteholders		15,950,780.23
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$15,950,780.23

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		14,597.54
	3.	Total Transfers into Certificate Distribution
		Account						14,597.54
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			14,597.54
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$14,597.54

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		0.00
B.	Pre-Funding Account Investment Income			0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				0.00
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders				0.00
	7.	Total Transfers From Pre-Funding Account	0.00
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		0.00
B.	Negative Carry Account Investment Income		0.00
C.	Total Transfers In and Beginning Balance		$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			0.00
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			0.00
	4.	Total Transfers From Negative Carry Account	0.00
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				15,950,780.23
	2.	To Servicer (MMCA) 				619,376.84
	3.	To Payahead Account				0.00
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		14,597.54
	6.	Total Distributions From Collection Account	$16,584,754.61

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				44,532.40
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	44,532.40

C.	Distributions From Payahead Account
	1.	To Collection Account				17,670.14
	2.	Investment Income to Servicer (MMCA) 		90.07
	3.	Total Distributions From Payahead Account	17,760.21

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		5,995.30
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		888,127.09
	4.	Total Distributions From Yield Supplement
		Account						894,122.39

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				0.00
	2.	To Yield Suplement Account			0.00
	3.	To Collection Account				0.00
	4.	To Payahead Account				0.00
	4.	To Seller for Sale of Subsequent Receivables	0.00
	5.	Total Distributions from Negative Carry
		Account						0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account				0.00
	2.	To Seller (MART)				0.00
	3.	Total Distributions from Negative Carry
		Account						0.00

G.	Total Distributions From All Accounts			$17,541,169.61
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				15,950,780.23
	2.	Servicer (MMCA)					619,466.91
	3.	Seller (MART)					938,654.79
	4.	Collection Account 				17,670.14
	5.	Certificate Distribution Account		14,597.54
	6.	Reserve Account					0.00
	7.	Payahead Account				0.00
	8.	Yield Supplement Account			0.00
	9.	Total Distributions From All Accounts		$17,541,169.61